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                     K I R R , M A R B A C H P A R T N E R S
                                V A L U E F U N D
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                                                              SEMI-ANNUAL REPORT
                                                                  MARCH 31, 2001





                     K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D

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"We don't get too hung up on valuations.  We just want to own the companies that are in the strongest position in high-growth industries. If it's a gazillion times earnings, that's not my part of the decision. I leave it up to the market."

     -- James McCall, portfolio manager of the Merrill Lynch Focus Twenty Fund, in March 2000, as reported in the March 1, 2001 The Wall Street Journal. The three-month and one-year returns for the Merrill Lynch Focus Twenty Fund Class A Shares as of 3/31/01 were -54.9% and -67.5%, respectively.
--------------------------------------------------------------------------------

"The rate of technology companies failing to meet earnings growth expectations is being significantly underestimated by investors."

     --   Kirr,  Marbach  Partners  Value Fund  Annual  Report,  October 4, 2000
--------------------------------------------------------------------------------

"There can be no rainbow without a cloud and a storm." -- J.H. Vincent, American clergyman

--------------------------------------------------------------------------------


April 3, 2001       Dear Fellow Shareholder:

                    As illustrated in the chart below, the Kirr, Marbach Partners Value Fund ("Value Fund") posted strong absolute and relative returns in the 3-months, 6-months and 12-months ending March 31, 2001.


      Periods ending        Value Fund     S&P 500   Value Line   S&P 400 Midcap  Russell Midcap
      March 31, 2001       Total Return     Index       Index          Index          Index
------------------------- -------------- ---------- -----------  --------------- -----------------
         3 months             +2.46%       -11.86%     -5.84%         -10.77%         -10.49%

         6 months             +4.95%       -18.75%     -11.45%        -14.21%         -13.70%

        12 months             +16.83%      -21.68%     -12.69%        -6.96%          -11.99%

  Average Annual Return
Since Inception (December     +9.00%       -1.36%      -5.86%         +8.57%          +6.23%
        31, 1998)
------------------------- -------------- ---------- -----------  ---------------  ----------------

     (1) Past performance does not reflect how Value Fund may perform in the future.

     (2) The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

     (3) The Value Line Index is an unmanaged, equally-weighted index which includes 1,700 U.S. stocks. This Index cannot be invested in directly.

     (4)  The S&P 400  Midcap  Index  is an  unmanaged,  capitalization-weighted
          index  generally   representative   of  the  U.S.  market  for  medium
          capitalization stocks. This Index cannot be invested in directly.

     (5)  The  Russell  Midcap  Index is an  unmanaged,  capitalization-weighted
          index  generally   representative   of  the  U.S.  market  for  medium
          capitalization stocks. This Index cannot be invested in directly.

     OVERVIEW

     The impact of investors' 180-degree change in focus from hope to reality continued to send aftershocks through the U.S. equity market in the first calendar quarter of 2001. Though the Federal Reserve slashed interest rates by 150 basis points (1.5%) in the first 11 weeks of the year, which The New York Times reported was the quickest reduction in rates in Mr. Greenspan's 13 years at the helm, corporate earnings deteriorated at an even faster rate. The drumbeat of companies announcing materially-weaker-than-expected near-term earnings prospects grew progressively louder during the quarter, splashing cold water on investors' hopes for a shallow decline/rapid recovery scenario for corporate profitability. Though the overall market has been hit hard and the sectors we viewed as massively overvalued have been unmercifully mauled over the past twelve months, Value Fund continued to perform extremely well.

     We continue to believe Value Fund's portfolio is comprised of high quality, attractively valued stocks. We own stock in good businesses with strong management teams, possessing what we see as solid prospects for earnings growth. Though we can't make any promises regarding performance, we see Value Fund's opportunity to deliver outstanding, long-term relative returns is as great as ever.

     As positive as our outlook is for the companies owned, Value Fund obviously does not exist in a vacuum and will undoubtedly be buffeted by many of the negative headwinds impacting the market. We'll discuss these risk factors in some detail in the section below. We expect market volatility to remain intense and the volume level of the cacophony and negative hyperbole to increase to levels mirroring the positive hysteria generated a year ago as the market was making new highs. We expect this volatility and uncertainty will combine to create additional opportunities for Value Fund.

     Above all, we are professional investors and independent thinkers. We didn't base our actions on what the herd was doing on the way up and we're sure not about to start now. As we've stated many times, the stock market is the most efficient and ruthless capital allocation mechanism ever devised. Over the short-term, it may allocate capital irrationally, as it did in 1998-1999. Our challenge is to remain true to our discipline and exploit those periods of irrationality. That is exactly what we intend to do.

     OUTLOOK

     Obituaries for the bull market were abundant in the first quarter as first the S&P 500 and then the Dow Jones Industrial Average (intraday) fell 20% from their highs, the usual description of a bear market, while the NASDAQ continued its "Mir-like" descent from outer space. The gory statistics grabbed headlines, with our calculations, using data supplied by Bloomberg, showing the NASDAQ ending the first quarter of 2001 down a whopping 63.5% from its March 10, 2000 high and the Wilshire 5000 Total Market Index (an index measuring the performance of all U.S. headquartered equity securities with readily available price information) losing a mind boggling $4.2 trillion in market capitalization since its March 24, 2000 high. Magazine covers trumpeting the arrival of the bear, gloom and doom newspaper headlines and the incessant banter from the "pros" on CNBC all serve to throw gasoline onto the fire. Though it's all very titillating, it's all history at this point and does nothing to help investors assess, "Where do we go from here?"

     We stated in the introduction that, though we remained extremely constructive on the outlook for Value Fund's holdings, we have identified a number of "headwinds" we expect to encounter. Chief among these risk factors are:

     1) Most stocks are cheaper, but not cheap. Though major market indices and many individual stock valuations have come down dramatically over the past year, neither "the market" nor the former highfliers are yet cheap. We'll repeat the Investments 101 concept that the best way to make money over the long-term is to be very careful about what you pay for the cash flows you're expecting from an asset. The lower the price you pay for those cash flows, the higher the return. Although the major market indices are lower and most of the highfliers of the 1998-March 2000 period have been decimated, in many instances actual earnings and earnings expectations have fallen almost as fast. In other words, while the "P" in the P/E is certainly lower, so is the "E." Compounding the problem is that even where P/E ratios have contracted, in many cases they remain well above historical averages and/or lows.

     2) Current earnings estimates assume a robust recovery in profits later in 2001 that will be difficult to achieve. Earnings estimates are still very much at risk for the second half of 2001, particularly Q4-2001. Corporate earnings estimates have been whacked unmercifully as waves of companies have indicated guidance issued only weeks earlier had proven overly optimistic, given the rapid deterioration in business conditions. Thomson Financial First Call reported the estimate for 2001 S&P 500 earnings growth has been slashed from +8.9% at the beginning of the year to its current estimate of +1.0%. While this is certainly a dramatic reduction in expectations for 2001, it will require an earnings gain of +13.6% in Q4-2001 to reach the +1.0% gain for the year, a fairly tall order, in our opinion.

     3) The Fed may be pushing on a string. Though the Fed has moved aggressively to lower interest rates and has indicated it will continue to do so, we think there is a good possibility the slowdown in the U.S. economy will be deeper and the eventual recovery slower than many are hoping for. The Fed raised the Fed Funds rate from 4.75% to 6.50% (175 basis points) in five steps in the 46 weeks from June 30, 1999 to May 16, 2000. They subsequently reversed 150 basis points of this increase in three reductions in the 11 weeks from January 3, 2001 to March 20, 2001, taking the Fed Funds rate back to 5.00%. As we noted earlier, the Fed has indicated it stands prepared to continue cutting rates in an effort to restart the U.S. economy. We have no doubt Mr. G will be true to his word, but think interest rate policy may prove to be an imperfect weapon in this fight.

          In the perfect world forecast of about a year ago, investors saw the Fed using interest rate policy to glide the economy into the nirvana known as a soft landing. Fast forwarding to today, demand has fallen off the cliff and corporate profitability has crash-landed. The problem is this is not a garden-variety slowdown and, as a result, the Fed's arsenal of monetary policy tools may prove to be less effective than in past cycles. The technology sector was the primary driver of economic growth in the latter part of the 90s. Investment capital, both equity and debt, was both plentiful and cheap, enabling corporate America to gorge itself in a capital equipment-buying binge, technology equipment representing an ever-increasing share of the capital spending pie. Productivity soared and an "arms race" mentality set in as no one wanted to be left behind in the "new economy." As we noted in previous letters to shareholders, corporate America is now both leveraged to the hilt and loaded to the gills with almost-new tech equipment. Exacerbating the problem is the capital markets have turned hostile and earnings are under tremendous pressure.

          As day follows night, earnings soared for the technology sector, causing the stocks to skyrocket as investors awarded ever-increasing P/Es on ever-increasing earnings estimates, ignoring the sector's history of extreme earnings cyclicality. Strength in the technology sector drove the major stock market indices into the stratosphere, creating a huge amount of paper wealth. The investing public assumed the party would continue indefinitely and both loaded up-on debt and became content to let the stock market become the "savings" mechanism of choice, driving the personal savings rate into negative territory for the first time since 1933, according to a report by Morgan Stanley Dean Witter. With The New York Times reporting household net worth declining by 2% in 2000, the first decline since the government began tracking the statistic after World War II, the stock market has clearly proved to be an imperfect savings mechanism, at best. This realization will compel rational folks to save (i.e. spend something less than 100% of disposable income, a radical idea, we admit), crimping consumer demand.

          The upshot of all this is if the current economic stall can be attributed to the combination of excess capacity, shrinking personal wealth and very high corporate and personal debt levels, then interest rate reductions may not be very effective in stimulating consumption and re-starting the engine. In other words, we expect the economic recovery to be of the "U-shaped" variety, not the "V-shape" recovery the optimists are hoping.

     PORTFOLIO COMMENTS

     We were very pleased with the broad performance of Value Fund's holdings during the first calendar quarter of 2001. In a period that saw double-digit declines for many major stock market indices, Value Fund had 19 stocks that produced double-digit gains. Apple Computer, which we highlighted in our most recent quarterly letter, rose 48.4% in the quarter. Value Fund also benefited from strong rebounds in stocks that previously had been poor performers. J.C.Penney rose 47.0%, WorldCom was +32.9% and Avaya +26.1%. Cendant, Mattel, Canadian Pacific and EMCOR Group were also solid contributors.

     The Reader's Digest Association was one of our few poor performers in the quarter. Reader's Digest has experienced a strong turnaround over the last three years under the leadership of CEO Tom Ryder. While their earnings for the fourth quarter of 2000 were somewhat disappointing, Ryder and his team have a history of generating shareholder value. We believe Reader's Digest possesses one of the most valuable franchises in publishing and Ryder will be successful in realizing that value for shareholders.

     We sold a number of stocks we felt had reached their full valuation. Dun & Bradstreet had a strong 80% move and hit our price targets. Two healthcare related names, Tenet Healthcare and St. Jude Medical, both approximately doubled from cost and achieved our price objectives. Finally, we sold our position in Calpine Corporation. While we think CEO Pete Cartwright and his team have done an outstanding job, we were concerned about the rising political risk in the California power markets.

        Percent Change in Top Ten Holdings from Book Cost (as of 3/31/01)
     ----------------------------------------------------------------------------------
     1.    Citizens Communications   +30.1%     6.    Tupperware                +38.0%

     2.    Englehard Corp.           +34.1%     7.    Allied Capital Corp.      +16.3%

     3.    Cendant                   +13.3%     8.    H&R Block                 +10.2%

     4.    EMCOR Group               +83.0%     9.    Intersil Holding Corp.     -2.9%

     5.    WorldCom                  -16.7%     10.   Commercial Federal         -3.9%


     NEW  INVESTMENTS

     We continued to find what we believe are excellent companies at attractive valuations in the first quarter. We initiated a new position in Canadian Pacific, a Calgary based conglomerate, which owns the Canadian Pacific Railway, Pan Canadian Petroleum, CP Ships (shipping company), CP Hotels & Resorts (Fairmont and Princess Hotels) and Fording (Canada's largest coal company). We have followed this company for a number of years and felt the underlying value of the businesses was dramatically higher than indicated by the stock's price. However, a catalyst to unlock that value was missing. CEO David O'Brien gave us what we were looking for in a January 22, 2001 conference call, when he stated his desire to "narrow the focus" of Canadian Pacific. Canadian Pacific subsequently announced splitting the company into five separate companies and the stock has responded accordingly.

     Republic Services provides non-hazardous solid waste collection services in 24 states. This is a generally recession-resistant business with good pricing power. Republic has a strong management team and we believe the stock is attractively valued.

     Unum Provident is the largest disability insurance company in the world. The 1999 merger of Unum and Provident created some growing pains, which negatively impacted earnings and the stock. The recent improvement of results indicates to us CEO Harold Chandler has successfully addressed the integration issues.

     Finally, as we discussed in the most recent shareholder letter, we are beginning to see opportunities in technology. We have sifted through the wreckage in technology and developed a list of companies we believe have the strength to survive this cyclical downturn and determined price levels at which the stocks would warrant further, more intensive research for possible inclusion in Value Fund. As we stated before, we are not averse to buying technology stocks, but we are averse to paying unreasonable valuations for stocks (technology or otherwise).

     SUMMARY

     The recitation of potential problems above is all well and good and very interesting, but the key question is how our outlook for the economy and market impacts how we approach managing Value Fund's portfolio. The short answer is while the risks we've discussed above are certainly real and will challenge our mettle, the investment principle remains unchanged. We try to buy $1 of intrinsic value for significantly less than $1. That helps protect the downside risk, an old investment concept we expect may come back in vogue as growth stock investors open their Q1-2001 account statements. As the risks discussed above become realities, we expect a number of exceptional investment opportunities to be created. We will evaluate these opportunities as the market presents them, within the framework of compelling valuation, business with sound prospects, strong management and solid profitability. We expect this Investments 101 approach, which seemed wildly out of touch with the "new era" market in the 1998-March 2000 period, to continue to pay solid dividends for fellow shareholders.

     We believe the stocks in Value Fund are of the highest quality and possess tremendous long-term return potential. The bad news is they don't ring a bell at the bottom and our stocks will be impacted by what we expect to be a very challenging environment over the near- to intermediate term. The great news is we expect this same difficult environment to spawn some terrific investment opportunities. It's ironic, but so typical of Wall Street, that many of the stocks that had only upside and were "Strong Buys" at 200 suddenly had only downside and became "Holds" at 20 (on their way to 10). Our challenge is to tune-out the noise and keep our eyes focused on the prize.

     We thank you again for trusting us to manage your precious assets. We promise we don't spend too much time feeling vindicated by what's happened in the market over the past 12 months. We're too busy managing for the next 12 months and beyond!

     Regards,



     /s/ Mark D. Foster                 /s/ Mickey Kim
     -------------------                -----------------
     Mark D. Foster, CFA                Mickey Kim, CFA
     President                          Vice President, Treasurer and Secretary






                     K I R R , M A R B A C H P A R T N E R S
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                                V A L U E F U N D



Statement of Assets and Liabilities                     Statement of Operations
March 31, 2001                                          For the Six Months Ended March 31, 2001
(Unaudited)                                             (Unaudited)

ASSETS:                                                 INVESTMENT INCOME:
     Investments, at current value                          Dividend income
         (cost $20,271,749)           $ 22,881,676              (net of withholding of $155)  $ 144,764
     Receivable for investments sold                        Interest income                      33,380
                                           225,975
                                                                                             ------------
     Receivable for Fund shares sold                        Total Investment Income             178,144
                                            13,030
                                                                                             ------------
     Dividends receivable
                                            25,149
     Interest receivable                                EXPENSES:
                                             6,563
     Other assets                                           Investment Adviser fee              101,720
                                            18,142
                                      --------------
     Total Assets                       23,170,535          Shareholder servicing and
                                      --------------
                                                                accounting costs                 32,980
LIABILITIES:                                                Administration fee                   17,324
     Payable for securities purchased                       Professional fees                    15,366
                                           350,438
     Payable to Adviser                                     Federal and state registration        5,471
                                            12,648
     Accrued expenses                                       Custody fees                          3,222
                                            32,909
                                      --------------
     Total Liabilities                                      Distribution fees                     1,739
                                           395,995
                                      --------------
                                                            Reports to shareholders                 987
NET ASSETS                            $ 22,774,540          Directors fees                        2,674
                                      ==============
                                                            Other                                 4,137
                                                                                             ------------
NET ASSETS CONSIST OF:                                      Total expenses before waiver and
     Capital stock                    $ 19,956,248              reimbursement                   185,620
     Undistributed net investment                           Less:  Waiver of expenses and
         income                                                 reimbursement from Adviser      (33,040)
                                             8,358
                                                                                             ------------
     Undistributed net realized gain                        Net Expenses                        152,580
                                                                                             ------------
         on investments
                                           200,007
     Net unrealized appreciation                        NET INVESTMENT INCOME                    25,564
                                                                                             ------------
         on investments
                                         2,609,927
                                      --------------
     Total Net Assets                 $ 22,774,540      REALIZED AND UNREALIZED
                                      ==============
                                                            GAIN ON INVESTMENTS:
Shares outstanding (500,000,000                             Net realized gain on investments  2,947,474
     shares of $0.01 par value                              Change in unrealized appreciation/
     authorized)                                                (depreciation) on investments(2,047,175)
                                         1,885,955
                                                                                           ----------------
                                                            Net realized and unrealized gain
Net asset value, redemption price                               on investments                  900,299
                                                                                            ----------------
     and offering price per share         $  12.08
                                      ==============
                                                               NET INCREASE IN NET ASSETS
                                                                   RESULTING FROM
                                                                    OPERATIONS                $ 925,863
                                                                                             ==============

                     See Notes to the Financial Statements.


                     K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D


Statement of Changes in Net Assets


                                                             Six Months Ended
                                                             March 31, 2001         Year Ended
                                                               (Unaudited)        September 30, 2000
                                                             -------------------  ---------------------
OPERATIONS:
     Net investment income                                        $  25,564             $  10,984
     Net realized gain/(loss) on investments                      2,947,474            (2,115,417)
     Change in unrealized appreciation/(depreciation)
         on investments                                          (2,047,175)            4,966,231
                                                             ----------------     -----------------
     Net increase in net assets resulting
         from operations                                            925,863             2,861,798
                                                             ----------------     -----------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                    2,542,919             3,106,089
     Shares issued to holders in reinvestment of dividends                                 95,116
                                                                          -
     Cost of shares redeemed                                       (877,153)           (3,954,598)
                                                             ----------------     -----------------
     Net increase/(decrease) in net assets from
         capital share transactions                               1,665,766              (753,393)
                                                             ----------------     -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                                           (81,953)
                                                                          -
     Tax return of capital                                                                (16,512)
                                                                          -
                                                             ----------------     -----------------
                                                                                          (98,465)
                                                                          -
                                                             ----------------     -----------------

TOTAL INCREASE IN NET ASSETS                                      2,591,629             2,009,940
                                                             ----------------     -----------------

NET ASSETS:
     Beginning of period                                                               18,172,971
                                                                 20,182,911
                                                             ----------------     -----------------
     End of period (including undistributed net investment
         income/(loss) of $8,358 and ($17,206), respectively)  $ 22,774,540          $ 20,182,911
                                                             ================     =================


CHANGES IN SHARES OUTSTANDING:
     Shares sold                                                    212,815               302,902
     Shares issued to holders in reinvestment of dividends                                  9,637
                                                                          -
     Shares redeemed                                                (80,211)             (392,721)
                                                              ---------------      ---------------
         Net increase/(decrease)                                    132,604               (80,182)
                                                              ===============      =================



                     See Notes to the Financial Statements.


                     K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D


Financial Highlights


For a Fund share outstanding throughout the period

                                                Six Months Ended                            December 31, 1998(1)
                                                March 31, 2001            Year Ended            through
                                                 (Unaudited)          September 30, 2000     September 30, 1999
                                                ------------------- ----------------------- ------------------------

PER SHARE DATA:
Net asset value, beginning of period               $   11.51                $   9.91              $   10.00
                                                ---------------        ---------------       ----------------

Income from investment operations:
      Net investment income                                                     0.00
                                                        0.01                                           0.04
      Net realized and unrealized gain/(loss)
           on investments
                                                        0.56                    1.65                  (0.13)
                                                ---------------        ---------------       ----------------
      Total from investment operations
                                                        0.57                    1.65                  (0.09)
                                                ---------------        ---------------       ----------------

Less distributions:
      Dividends from net investment income
                                                           -                   (0.04)                     -
      Tax return of capital
                                                           -                   (0.01)                     -
                                                ---------------        ---------------       ----------------

                                                           -                   (0.05)                     -
                                                ---------------        ---------------       ----------------

      Net asset value, end of period               $   12.08               $   11.51               $   9.91
                                                ===============        ===============       ================

TOTAL RETURN                                             4.95% (2)             16.77%                (0.90)% (2)

SUPPLEMENTAL DATA AND RATIOS:
      Net assets, end of period                    $22,774,540            $20,182,911            $18,172,971

      Ratio of expenses to average net assets:
           Before expense reimbursement                  1.82% (3)              1.97%                 3.01% (3)
           After expense reimbursement                   1.50% (3)              1.50%                 1.50% (3)

      Ratio of net investment income/(loss) to average net assets:
           Before expense reimbursement                 (0.07)% (3)            (0.41)%                (0.76)% (3)
           After expense reimbursement                   0.25% (3)              0.06%                  0.75% (3)

      Portfolio turnover rate                           35.35%                 96.48%                 77.79%


  (1) Commencement of operations.
  (2) Not annualized.
  (3) Annualized.


                     See Notes to the Financial Statements.


                     K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D


Schedule of Investments
March 31, 2001
(Unaudited)

 Number                                                       Number
of Shares                                        Value       of Shares                                     Value
------------                                 -------------  ------------                                --------------
              COMMON STOCKS - 96.1%                                      Financial Services - 11.9%
              Business Services - 3.1%                                   Allied Capital Corporation    $ 617,838
                                                             30,700
    48,800    Cendant Corporation*              $711,992              Banco Latinoamericano de
                                                              9,200
                                             -------------
                                                                        Exportaciones, S.A. f
                                                                                                         283,268
              Business Supplies - 0.7%                                Commercial Federal
                                                             26,200
    20,300    Daisytek International                                    Corporation
                                                                                                         584,260
                Corporation*                                          Equifax Inc.
                                                 158,594      4,200                                      131,250
                                             -------------
                                                                      H&R Block, Inc.
                                                             12,300                                      615,738
              Communications & Media - 6.1%                           KeyCorp
                                                             10,900                                      281,220
              Adelphia Communications                                 Sovereign Bancorp, Inc.
     7,743                                                   22,100                                      187,159
                                                                                                       -----------
                Corporation - Class A*
                                                 313,591                                               2,700,733
                                                                                                       -----------
    58,000    Citizens Communications
                Company*                                              Food & Beverage - 2.2%
                                                 733,700
    14,000    Emmis Communications                                    The Kroger Co.*
                                                             19,600                                      505,484
                                                                                                       -----------
                Corporation - Class A*
                                                 354,375
                                             -------------
                                                                      Insurance - 3.1%
                                               1,401,666
                                             -------------
                                                                      Annuity and Life Re
                                                              7,300
              Computers & Software - 3.0%                               (Holdings), Ltd. f
                                                                                                         217,175
    11,000    Apple Computer, Inc.*                                   UnumProvident Corporation
                                                 242,770     16,500                                      482,130
                                                                                                       --------------
    15,700    Gateway, Inc.*
                                                 263,917                                                 699,305
                                                                                                       --------------
    23,000    Network Associates, Inc.*
                                                 189,750
                                             -------------
                                                                      Manufacturing / Production - 14.4%
                                                 696,437
                                             -------------
                                                                      The B.F. Goodrich Company
                                                              9,700                                        372,189
              Consumer Products - 5.8%                                Cummins Engine Company, Inc.
                                                              6,700                                        251,518
    15,000    Newell Rubbermaid Inc.                                  EMCOR Group, Inc.*
                                                 397,500     23,100                                        707,553
              The Scotts Company - Class A*                           Engelhard Corporation
     7,800                                       296,790     28,200                                        729,252
    26,100    Tupperware Corporation                                  Harsco Corporation
                                                 622,746     12,900                                        316,179
                                             -------------
                                                                      Minnesota Mining and
                                               1,317,036      2,900
                                             -------------
                                                                        Manufacturing Company (3M)
                                                                                                           301,310
              Electronic Components - 4.8%                            Precision Castparts Corp.
                                                             11,300                                        373,465
    32,900    Intersil Holding Corporation*                           The Sherwin-Williams
                                                 606,594      9,200
    26,600    SCI Systems, Inc.*                                        Company
                                                 484,120                                                   234,416
                                             -------------                                              --------------

                                               1,090,714                                                  3,285,882
                                             -------------                                              --------------

              Energy / Natural Resources - 6.7%                             Medical - 1.9%
              Anadarko Petroleum Corporation                               Boston Scientific Corporation*
     1,600                                        100,448     21,200                                        427,816
                                                                                                         --------------
              Devon Energy Corporation
     4,650                                        270,630
              El Paso Corporation                                           Pharmaceuticals - 2.4%
     3,900                                        254,670
    10,100    Kinder Morgan, Inc.                                           Elan Corporation plc ADR*
                                                  537,320      5,300                                        276,925
    13,900    USX - Marathon Group                                          ICN Pharmaceuticals, Inc.
                                                  374,605     11,000                                        279,730
                                                -------------                                            --------------

                                                1,537,673                                                   556,655
                                                -------------                                            ---------------


                     See Notes to the Financial Statements.


                     K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D


Schedule of Investments (Continued)
March 31, 2001
(Unaudited)

 Number                                                              Number
of Shares                                               Value       of Shares                                    Value
------------                                        -------------   -----------                              --------------
              Publishing - 1.8%                                                Travel & Recreation - 4.5%
    14,600    The Reader's Digest                                              Brunswick Corporation           $ 215,930
                                                                      11,000
                Association, Inc. - Class A           $ 401,208                Carnival Corporation
                                                                      14,000                                     387,380
                                                    -------------
                                                                               Hilton Hotels Corporation
                                                                      40,000                                     418,000
                                                                                                             -------------
              Real Estate Investment Trusts - 2.5%
                                                                                                               1,021,310
                                                                                                             -------------
    11,500    Crescent Real Estate Equities
                Company                                                        Waste Disposal - 0.7%
                                                        261,050
    10,600    Liberty Property Trust                                           Republic Services, Inc.*
                                                        299,344        8,000                                     150,000
                                                                                                             -------------
                                                    -------------

                                                        560,394
                                                    -------------
                                                                               Total common stocks
              Retail - 3.8%                                                      (cost $19,276,532)           21,886,459
                                                                                                             -------------
    32,700    J. C. Penney Company, Inc.
                                                        522,873
    38,800    Office Depot, Inc.*
                                                        339,500
                                                    -------------
                                                                   Principal   SHORT-TERM INVESTMENTS - 4.4%
                                                        862,373
                                                    -------------
                                                                    Amount     Variable Rate Demand Notes**
                                                                   ----------
              Technology - 4.3%
    10,000    CenterSpan Communications                             $107,490   American Family, 4.630%           107,490
                Corporation*                                         247,494   Sara Lee Corp., 4.655%
                                                        150,000                                                  247,494
    17,850    NYFIX, Inc.*                                            78,565   Wisconsin Corporate Central
                                                        409,434
    22,100    Sensormatic Electronics                                            Credit Union, 4.725%
                                                                                                                  78,565
                Corporation*                                         561,668   Wisconsin Electric, 4.630%
                                                        419,900                                                  561,668
                                                                                                             -------------
                                                    -------------

                                                        979,334
                                                    -------------
                                                                               Total short-term investments
              Telecommunications - 6.6%                                          (cost $995,217)
                                                                                                                 995,217
                                                                                                             -------------
    31,800    Avaya Inc.*
                                                        413,400
     3,400    IDT Corporation*                                                 Total investments - 100.5%
                                                         68,850
     3,675    Telephone and Data Systems, Inc.                                   (cost $20,271,749)           22,881,676
                                                        343,613
    35,800    WorldCom, Inc.*
                                                        669,012
                                                    -------------
                                                      1,494,875                Liabilities in excess of other
                                                    -------------
                                                                                 assets - (0.5)%                (107,136)
                                                                                                             -------------
              Toys - 1.7%
    21,500    Mattel, Inc.
                                                        381,410
                                                    -------------
                                                                               TOTAL NET ASSETS - 100.0%      $22,774,540
                                                                                                             =============
              Transportation - 4.1%
     7,400    Burlington Northern Santa Fe
                Corporation                                                            * -- Non-income producing security.
                                                        224,812
    11,600    Canadian Pacific Limited f                                             ** -- Variable rate security.  The rates
                                                        425,720                  listed are
    16,400    Ryder System, Inc.                                                              as of March 31, 2001.
                                                        295,036
                                                    -------------
                                                                                 ADR -- American Depository Receipt.
                                                        945,568
                                                    -------------
                                                                                        f -- Foreign security.


                    See Notes to the Financial Statements.


                     K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D


Notes to the Financial Statements
March 31, 2001
(Unaudited)


1.ORGANIZATION AND  The Kirr Marbach Partners Fund, Inc. (the "Corporation") was
  SIGNIFICANT       organized  as  a  Maryland corporation on September 23, 1998
  ACCOUNTING        and  is registered under the Investment Company Act of 1940,
  POLICIES          as  amended  (the  "1940   Act"), as an open-end diversified
                    management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is the Kirr, Marbach Partners Value Fund (the
                    "Fund"). The investment objective of the Fund is to seek long-term capital growth. The Fund commenced operations on December 31, 1998.

                    The  following  is  a  summary  of  significant   accounting
                    policies consistently followed by the Fund.

                    a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Price information, on listed stocks, is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors of the Corporation. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

                    b) Federal Income Taxes - A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

                    c) Income and Expense - The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

                    d) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.

                    e) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                    f) Repurchase Agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

                    g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

2.   INVESTMENT     The  aggregate  purchases and sales of securities, excluding
     TRANSACTIONS   short-term investments, by the Fund for the six months ended
                    March  31, 2001,  were as follows:


                                                        Purchases        Sales
                      U.S. Government...................$      -      $       -
                      Other.............................$ 9,307,379  $ 6,951,719

                    At  March  31,  2001,  gross  unrealized   appreciation  and
                    depreciation   of  investments  for  tax  purposes  were  as
                    follows:

                         Appreciation                      $ 3,428,957
                         (Depreciation)                       (819,030)
                                                            -----------
                         Net appreciation on investments    $ 2,609,927
                                                            ===========

                    At March 31, 2001, the cost of investments for federal income tax purposes was $20,271,749.

3.   AGREEMENTS     The Fund has entered into an Investment  Advisory  Agreement
                    with  Kirr,   Marbach  &  Company,   LLC  (the   "Investment
                    Adviser"). Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund's daily net assets.

                    Until February 28, 2002, the Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Funds other expenses to the extent necessary to ensure that the Fund's total annual operating expenses do not exceed 1.50% of its average daily net assets. Accordingly, for the six months ended March 31, 2001, the Investment Adviser waived advisory fees to reimburse the Fund for other expenses in the amount of $33,040. The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2002. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.50%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

                    Rafferty Capital Markets, LLC, (the "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Corporation to pay the Distributor a distribution and shareholder servicing fee of up to 0.25% of the Fund's average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the
                    Distributor  to  pay  its  distribution  fee  and  costs  of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the six months ended March 31, 2001, the Fund incurred expenses of $1,739 pursuant to the 12b-1 Plan.

                    Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank, N.A. serves as custodian for the Fund.


                     K I R R , M A R B A C H P A R T N E R S
--------------------------------------------------------------------------------
                                V A L U E F U N D


                                D i r e c t o r s
                                 Mark D. Foster
                                   Mickey Kim
                                Jeffrey N. Brown
                                 Mark E. Chesnut
                               John F. Dorenbusch

                        P r i n c i p a l O f f i c e r s
                            Mark D. Foster, President
               Mickey Kim, Vice President, Treasurer and Secretary

                        I n v e s t m e n t A d v i s e r
                          Kirr, Marbach & Company, LLC
                              621 Washington Street
                             Columbus, Indiana 47201

                              D i s t r i b u t o r
                          Rafferty Capital Markets, LLC
                             1311 Mamaroneck Avenue
                          White Plains, New York 10605

                                C u s t o d i a n
                               Firstar Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                           A d m i n i s t r a t o r ,
                         T r a n s f e r A g e n t a n d
                 D i v i d e n d - D i s b u r s i n g A g e n t
                        Firstar Mutual Fund Services, LLC
                                   Third Floor
                             615 E. Michigan Street
                           Milwaukee, Wisconsin 53202

                   I n d e p e n d e n t A c c o u n t a n t s
                                    KPMG LLP
                               303 E. Wacker Drive
                             Chicago, Illinois 60601

                             L e g a l C o u n s e l
                                Kirkland & Ellis
                               200 E. Randolph Dr.
                             Chicago, Illinois 60601



         This report should be accompanied or preceded by a prospectus.